UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 4)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

The definitive additional materials contained in this filing are the same as the Amendment No. 5 to Solicitation/Recommendation Statement on Schedule 14D-9, as amended, filed with the U.S. Securities and Exchange Commission on May 3, 2011. Item references herein are to items of the Amendment No. 5 to Solicitation/Recommendation Statement on Schedule 14D-9, as amended.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14D-9

Rule 14d-101

SOLICITATION/RECOMMENDATION STATEMENT

Under Section 14(d)(4)

of the Securities Exchange Act of 1934

(Amendment No. 5)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Subject Company)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Person(s) Filing Statement)

Common Stock, par value $0.001 per share

(Title of Class of Securities)

579793100

(CUSIP Number of Class of Securities)

William T. Freeman

Chief Executive Officer

1414 NW Northrup Street, Suite 700

Portland, Oregon 97209

(503) 226-3440

(Name, Address and Telephone Number of Person Authorized to Receive

Notices and Communications on Behalf of the Person(s) Filing Statement)

With a copy to:

Marcus J. Williams, Esq. Laura Baumann, Esq. Davis Wright Tremaine LLP 1201 Third Avenue Suite 2200 Seattle, Washington 98101 (206) 622-3150	David Fox, Esq. Thomas W. Christopher, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Introduction

This Amendment No. 5 (this “Amendment”) amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by McCormick & Schmick’s Seafood Restaurants, Inc., a Delaware corporation (the “Company”), on April 20, 2011, as amended on April 21, 2011, April 22, 2011, April 27, 2011, and May 2, 2011 (as amended, the “Statement”). The Statement relates to the unsolicited tender offer (the “Offer”) made by LSRI Holdings, Inc. (“Bidder”), a Delaware corporation and a wholly owned subsidiary of Landry’s Restaurants, Inc. (“Landry’s”), a Delaware corporation, to purchase all of the outstanding Company Common Stock, together with the associated preferred share purchase rights (the “Rights”) (other than those shares already owned by Tilman J. Fertitta, who is the controlling shareholder of both Bidder and Landry’s, and Mr. Fertitta’s affiliates), at a purchase price of $9.25 per share, net to seller in cash without interest thereon and less any required withholding tax, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 7, 2011, as amended, and the related Letter of Transmittal, copies of which are attached to the Tender Offer Statement on Schedule TO filed with the SEC on April 7, 2011, as amended on April 22, 2011, by Bidder, Mr. Fertitta, and Landry’s.

Except as otherwise set forth below, the information set forth in the original Statement remains unchanged and is incorporated herein by reference as relevant to the items in this Amendment. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

Item 9.	Material to be Filed as Exhibits.

Item 9, “Material to be Filed as Exhibits” is hereby amended and supplemented by inserting the following exhibits thereto:

Exhibit	Item

(a)(12)	Letter to the Company Employees dated May 2, 2011

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Solicitation/Recommendation Statement is true, complete and correct.

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

/s/ William T. Freeman
Name: William T. Freeman
Title: Chief Executive Officer

Dated: May 2, 2011

Exhibit (a)(12)

May 2, 2011

Dear McCormick & Schmick’s Team,

As we have committed, we want to continue to keep you up to speed on any updates related to the decisions made by our Board in conjunction with the unsolicited tender offer by Landry’s. This letter refers to two announcements the company made today, both of which are attached.

We would like to briefly tell you about these two messages, but first we want to emphasize a broader point. For the past 39 years, our company has prospered by assuring each guest of a best-in-class dining experience, an assurance which you execute every day. We’ve been through a number of changes at the corporate level, from private company to public company, back to privately held and now back to being a public company again. Through each of these transitions, our employees have remained steadfast in their commitment to our guests, and we remain committed to supporting you in every way.

Every quarter, the company issues an earnings release, with detailed information about our performance over the prior three months, and our plans for the year. For instance, this quarter the company provided an update on our strategic revitalization plan, which as you know includes hospitality initiatives, service programs, guest satisfaction efforts and some restaurant remodels. We expect these programs will give each of you additional tools and training to assist you in enhancing even further the total experience for our guests.

In addition, we also announced that our Board of Directors has determined to engage in a sale process for our company as well as a broad evaluation of other strategic alternatives, whatever they may be, to enhance stockholder value. This is our obligation to our stockholders, and we take this commitment very seriously. It is important to understand that the Board has just begun this process, and while it is underway we will continue to pursue our normal course of business – which means continuing to execute our revitalization plan as well as maintaining our steadfast commitment to the exceptional dining experience you provide, and we have been known for, over the past four decades. While we can’t predict the outcome of the strategic process, we are certain of one thing: we remain committed to do everything in our power to provide you with the necessary tools, training and support so you can best deliver an outstanding experience to our guests.

As a reminder, should you get any questions from the media or any other external parties regarding the tender offer by Landry’s or the process initiated by our Board of Directors, we ask that you not discuss these matters. Instead, please direct them to Tori Harms at the Portland office at 503-226-3440 or tharms@msmg.com.

Again, we want to thank you for everything that you do for McCormick & Schmick’s – we are fortunate to be a part of such an amazing team. We will continue to keep you informed of developments as they occur. As always, our guests are the priority, so keep doing what you do to make them happy.

Sincerely,

Bill Freeman, Bill McCormick and Doug Schmick

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Tilman J. Fertitta, through his affiliate LSRI Holdings, Inc., a subsidiary of Landry’s Restaurants, Inc., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the registrant (when available) through the SEC’s Electronic Data Gathering and Retrieval database at http://www.sec.gov., or at the registrant’s website, http://www.mccormickandschmicks.com by clicking on the “Investor Relations” tab.

Forward Looking Statements

Certain statements contained in this release constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not guarantees of future performance or assurances of an expected course of action, and therefore, readers should not put undue reliance upon them. Some of the statements that are forward-looking include statements of belief or intent predicated on the Company’s expectations for future revenues and strategic opportunities. There are a large number of factors that can cause the Company to deviate from plans or to fall short of expectations. As to the forward-looking matters contained in this letter, factors that can cause such changes include our ability to respond timely and in accordance with the laws applicable to the Company and its Board of Directors. The Company’s business as a whole is subject to a number of risks, and to the extent those risks are known to be material, they have been listed and discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2010. Please note that forward-looking statements are current as of today. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.